Exhibit 99.1

(Investors)	Robert B. Tschudy Senior Vice President and CFO SCPIE Holdings Inc. 310/557-8739 e-mail: rtschudy@scpie.com	(Media)	Howard Bender SCPIE Holdings Inc. 310/551-5948 e-mail: HBENDER@SCPIE.COM

Cecilia A. Wilkinson PondelWilkinson Inc. 310/279-5980 e-mail: cwilkinson@pondel.com

SCPIE HOLDINGS ANNOUNCES 2004 FOURTH-QUARTER

AND YEAR-END RESULTS

Los Angeles, California – March 9, 2005 – SCPIE Holdings Inc. (NYSE:SKP), a major provider of healthcare liability insurance, today reported results for the full year and fourth quarter ended December 31, 2004.

For the year 2004, SCPIE reported a net loss of $7.9 million, or $0.84 per share, compared with a net loss in 2003 of $12.8 million, or $1.37 per share. For the 2004 fourth quarter, SCPIE had a net loss of $3.4 million, or $0.36 per share, compared with net income in the 2003 fourth quarter of $2.6 million, or $0.28 per share. The losses in the 2004 full year and fourth quarter stemmed primarily from adverse developments in non-core healthcare and assumed reinsurance operations, which the company has been winding down, and were partially offset by improved performance in the company’s core direct healthcare liability operations.

Core Operating Review

For 2004, net earned premiums for SCPIE’s core direct healthcare liability insurance business totaled $123.2 million, up from $119.1 million in 2003. Net written premiums for 2004 rose to $128.6 million from $123.3 million in 2003.

The core business narrowed its underwriting loss to $1.9 million in 2004, contrasted to an underwriting loss of $10.8 million in 2003. The improvement is largely attributable to a 9.9% rate increase implemented on the company’s California policies in the final quarter of 2003, and to the application of stricter underwriting standards. For the 2005 year, SCPIE implemented an additional 6.5% rate increase in California as of January 1.

Progress in the core business is also evident in the 2004 full-year combined ratio for SCPIE’s core operations which dropped to 101.5% and a loss ratio of 80.6%, from a combined ratio 109.1% a year earlier when the loss ratio was 88.6%.

Also, the retention rate for SCPIE’s core direct healthcare liability insurance was 92% in 2004.

For the 2004 fourth quarter, earned premiums for core direct healthcare liability operations totaled $29.9 million compared with $29.8 million a year earlier. Net written premiums rose to $25.1 million in the 2004 fourth quarter, up from $20.9 million in the 2003 fourth quarter. For the final quarter of 2004, core direct healthcare liability posted an underwriting profit of $0.8 million, contrasted to an underwriting loss in the comparable year-earlier quarter of $1.5 million. The combined ratio for the company’s core business in the fourth quarter of 2004 totaled 97.2% with a loss ratio of 76.0%. This contrasts to the 2003 fourth quarter combined ratio of 105.1% with a loss ratio of 82.3%.

“Clearly, our core results for 2004 demonstrate the benefit of a full-year’s rate increase combined with the underwriting and risk management disciplines we have implemented as part of our turnaround strategy,” said Donald J. Zuk, SCPIE President and Chief Executive Officer. “We are especially pleased to see the improvement in our core loss ratios. With the new rate increase just implemented, we anticipate continued progress in 2005 in core operations.”

Non-core Losses

SCPIE’s run-off of non-core healthcare liability operations in states other than California and Delaware continue. Outstanding reserves for the discontinued healthcare liability operations declined to $97.4 million at December 31, 2004, from $145.3 million at December 31, 2003. The 2004 underwriting loss for non-core healthcare liability operations was $13.4 million. No new policies were written in 2004, and open claims dropped to 431 at year-end 2004 from 739 at year-end 2003.

Outstanding reserves in discontinued assumed reinsurance operations continued to decline, totaling $87.8 million at year-end 2004 compared with $106.3 million for year-end 2003. The discontinued reinsurance operations segment incurred an underwriting loss of $13.8 million.

Financial Summary

For 2004, total revenues were $157.3 million versus $187.0 million in 2003. Net earned premiums in 2004 totaled $136.1 million, with more than 90% from core direct healthcare liability operations, contrasted to net earned premiums of $163.9 million in 2003 when 27% of net earned premiums were attributable to non-core healthcare liability and assumed reinsurance operations that the company has been exiting. Net written premiums in 2004 were $129.2 million, compared with $147.0 million in 2003. Net investment income totaled $19.2 million in 2004 compared with $22.0 million in 2003. In 2004, the company had realized investment gains of $1.5 million, compared with realized investment gains of $0.2 million in 2003.

The company reported a loss before taxes for 2004 of $7.9 million, reduced from a loss before taxes in 2003 of $20.2 million.

Total revenues for the final quarter of 2004 equaled $36.4 million, including net earned premiums of $32.4 million, net investment income of $4.1 million and realized investment losses of $0.1 million. A year earlier, fourth-quarter revenues totaled $45.1 million, including net earned premiums of $34.3 million, net investment income of $6.9 million and realized investment gains of $4.5 million. Net written premiums for the 2004 fourth quarter totaled $27.0 million compared with net written premiums a year earlier of $27.3 million.

In the 2004 fourth quarter, the company’s net loss before taxes was $5.3 million, contrasted to net income before taxes in the fourth quarter of 2003 of $3.7 million. As mentioned previously, the 2004 fourth-quarter losses are primarily attributable to adverse results in the company’s non-core healthcare liability and assumed reinsurance operations.

“We are disappointed that developments in our discontinued operations detract from the improvements we are making in our core operations,” Zuk added. “The progress we are making is indicative of the long-term future and success we envision for our company.”

At December 31, 2004, book value per share totaled $20.68 compared with $21.79 at year-end 2003. SCPIE’s balance sheet continues to be debt-free.

Supplemental financial data relating to the performance of the company’s core and non-core healthcare liability operations and its assumed reinsurance business is contained in a detailed financial statement accompanying this news release.

About SCPIE Holdings

SCPIE Holdings Inc. is a leading provider of healthcare liability insurance for physicians, oral and maxillofacial surgeons, and other healthcare providers, as well as medical groups and healthcare facilities. Since the company was founded in 1976, it has carved out a significant niche in the insurance industry by providing innovative products and services specifically for the healthcare community.

Investor Conference Call

An investor conference call to discuss SCPIE’s 2004 fourth-quarter and year-end results will be conducted today, March 9, 2005, at 9 am (Pacific time). The call will be open to all interested investors through a live audio web broadcast via the Internet at www.scpie.com and www.fulldisclosure.com. Questions, which will be answered during the conference call as time permits, can be submitted prior to or during the call by clicking on the appropriate link on the homepage of SCPIE’s website.

Rebroadcast over the Internet will be available for one year on both websites. A telephonic playback of the call will be available through 5 p.m. (Pacific time), Wednesday, March 16, 2005. Listeners should call 800/633-8284 (domestic) or 402/977-9140 (international) and use Reservation Number 21232868.

# # #

In addition to historical information, this news release contains forward-looking statements that are based upon the company’s estimates and expectations concerning future events and are subject to certain risks and uncertainties that could cause actual results to differ materially from those reflected in the forward-looking statements. Actuarial estimates of losses and loss expenses and expectations concerning the company’s ability to retain current insureds at profitable levels, successful withdrawal from the assumed reinsurance business, expansion of liability insurance business in its principal market, improved performance and profitability are dependent upon a variety of factors, including future economic, competitive and market conditions, frequency and severity of catastrophic events, future legislative and regulatory actions, uncertainties and potential delays in obtaining rate approvals, the level of ratings from recognized rating services, the inherent uncertainty of loss and loss expense estimates in both the core business and discontinued non-core business (including contingent liability related to Highlands Insurance Company), and the cyclical nature of the property and casualty insurance industry, all of which are difficult or impossible to predict accurately and many of which are beyond the control of the company. The company is also subject to certain structural risks as an insurance holding company, including statutory restrictions on dividends and other intercompany transactions. In light of the significant uncertainties inherent in the forward-looking information herein, the inclusion of such information should not be regarded as representation by the company or any other person that the company’s objectives or plans will be realized.

SCPIE Holdings Inc. and Subsidiaries

Consolidated Balance Sheets

(Dollars in Thousands)

	December 31, 2004	December 31, 2003
ASSETS
Securities available-for-sale:
Fixed maturities investments, at fair value (amortized cost 2004 - $454,278; 2003 - $550,794)	$454,817	$554,141
Equity investments, at fair value (cost 2004 - $12,100; 2003 - $15,766)	16,173	20,543

Total securities available-for-sale	470,990	574,684
Mortgages	10,400	10,400
Cash and cash equivalents	94,390	62,095

Total investments	575,780	647,179

Accrued investment income	5,849	7,526
Premiums receivable	12,603	15,257
Assumed Reinsurance Receivables	119,937	104,855
Reinsurance recoverable	197,520	151,829
Deferred policy acquisition costs	9,063	9,416
Income tax expense (benefit)	48,454	43,725
Property and equipment, net	2,954	3,816
Other assets	7,475	7,647

Total assets	$979,635	$991,250

LIABILITIES

Reserves:
Loss and loss adjustment expenses	$638,747	$643,046
Unearned premiums	43,811	50,707

Total reserves	682,558	693,753
Amounts held for reinsurance	77,519	67,223
Other liabilities	25,036	26,086

Total liabilities	785,113	787,062

Commitments and contingencies

STOCKHOLDERS’ EQUITY

Preferred stock - par value $1.00, 5,000,000 shares authorized, no shares issued or outstanding	—	—
Common stock - par value $.0001, 30,000,000 shares authorized, 12,792,091 shares issued, 2004 - 9,404,604 shares outstanding 2003 - 9,371,933 shares outstanding	1	1
Additional paid-in capital	37,127	37,281
Retained earnings	256,177	264,063
Treasury stock, at cost (2004 - 2,887,487 shares and 2003 - 2,920,158 shares)	(97,654)	(98,006)
Subscription notes receivable	(3,018)	(3,312)
Accumulated other comprehensive income	1,889	4,161

Total stockholders’ equity	194,522	204,188

Total liabilities and stockholders’ equity	$979,635	$991,250

Consolidated Statements of Operations

(Dollars in Thousands, except per-share data)

( Unaudited )

	Twelve Months Ended		Three Months Ended
	December 31, 2004	December 31, 2003	December 31, 2004	December 31, 2003
Revenues:
Net premiums earned	$136,106	$163,887	$32,406	$34,285
Net investment income	19,174	21,954	4,147	6,904
Realized investment gains (losses)	1,502	216	(102)	4,480
Other revenue	540	936	(60)	(592)

Total revenues	157,322	186,993	36,391	45,077
Expenses:
Losses & loss adjustment expenses incurred	138,927	161,366	38,382	34,104
Other operating expenses	26,273	45,844	3,275	7,311

Total expenses	165,200	207,210	41,657	41,415

Income (loss) before federal income taxes	(7,878)	(20,217)	(5,266)	3,662

Income tax expenses (benefits)	8 (1)	(7,411)	(1,890)	1,042

Net income (loss)	$(7,886)	$(12,806)	$(3,376)	$2,620

Basic earnings (loss) per share of common stock	$(0.84)	$(1.37)	$(0.36)	$0.28

Diluted earnings (loss) per share of common stock	$(0.84)	$(1.37)	$(0.36)	$0.28

Average number of shares outstanding-basic	9,393,670	9,364,691	9,393,670	9,364,691
Average number of shares outstanding-diluted	9,393,670	9,364,691	9,393,670	9,364,691

1)	Includes California Franchise Tax expense of $4.0 million.

SCPIE Holdings Inc. and Subsidiaries

Supplemental Financial Data

(Dollars in Thousands)

	Twelve Months Ended December 31, 2004					Twelve Months Ended December 31, 2003
	Direct Healthcare Liability		Assumed Reinsurance (4) (5)	Other	Total (6)	Direct Healthcare Liability		Assumed Reinsurance (4) (5)	Other	Total (6)
	Core (2)	Non-Core (3) (4)				Core (2)	Non-Core (3) (4)
Net written premium (1)	$128,641	$(1,807)	$2,376		$129,210	$123,251	$5,338	$18,450		$147,039
Net earned premium	123,194	(1,716)	14,628		136,106	119,148	12,312	32,427		163,887
Net investment income				$19,174	19,174				$21,954	21,954
Realized investment gains				1,502	1,502				216	216
Other revenue				540	540				936	936

Total revenue	123,194	(1,716)	14,628	21,216	157,322	119,148	12,312	32,427	23,106	186,993
Incurred loss and LAE	99,302	11,288	28,337		138,927	105,530	27,504	28,332		161,366
Other expenses	25,742	392	139		26,273	24,402	3,832	17,610		45,844

Net underwriting loss	$(1,850)	$(13,396)	$(13,848)		(29,094)	$(10,784)	$(19,024)	$(13,515)		(43,323)

Net investment income and other revenue				$21,216	21,216				$23,106	23,106

Loss before federal Income taxes					$(7,878)					$(20,217)

Net cash used in operating activities					$(63,300)					$(46,772)

Loss ratio	80.6%					88.6%
Expense ratio	20.9%					20.5%

Combined ratio (GAAP)	101.5%					109.1%

1)	Net written premium is a non-GAAP financial measure which represents the premiums charged on policies issued during a fiscal period less any reinsurance. Net written premium is a statutory measure of production levels. Net earned premium, a comparable GAAP measure, represents the portion of premiums written that is recognized as income in the financial statements for the periods presented and earned on a pro-rata basis over the term of the policies. A reconciliation of net written premium to net earned premium is provided herein.
2)	Core Direct Healthcare Liability Business represents California and Delaware excluding discontinued dental and hospital programs.
3)	Non-Core Direct Healthcare Liability Business represents other state business and dental and hospital programs in California.
4)	Ratios are not shown for the Non-Core Healthcare Liability and Assumed Reinsurance columns, because their run-off status produces ratios which are not meaningful.
5)	The expense component for the Assumed Reinsurance segment includes the effect of the retrospective accounting treatment required by Financial Accounting Standards Board No. 113, more fully described in SCPIE’s 2003 Annual Filing in Form 10K, page 42.
6)	Ratios are not shown for the Total column, because inclusion of the discontinued Non-Core Healthcare Liability and Assumed Reinsurance results produce ratios which are no longer meaningful.

SCPIE Holdings Inc. and Subsidiaries

Supplemental Financial Data

(Dollars in Thousands)

	Three Months Ended December 31, 2004					Three Months Ended December 31, 2003
	Direct Healthcare Liability		Assumed Reinsurance (4) (5)	Other	Total (6)	Direct Healthcare Liability		Assumed Reinsurance (4) (5)	Other	Total (6)
	Core (2)	Non-Core (3) (4)				Core (2)	Non-Core (3) (4)
Net written premium (1)	$25,084	$(546)	$2,415		$26,953	$20,887	$352	$6,040		$27,279
Net earned premium	29,856	(539)	3,089		32,406	29,806	1,501	2,978		34,285
Net investment income				$4,147	4,147				$6,904	6,904
Realized investment gains (losses)				(102)	(102)				4,480	4,480
Other revenue			—	(60)	(60)				(592)	(592)

Total revenue	29,856	(539)	3,089	3,985	36,391	29,806	1,501	2,978	10,792	45,077
Incurred loss and LAE	22,681	4,329	11,372		38,382	24,534	12,945	(3,375)		34,104
Other expenses	6,329	290	(3,344)		3,275	6,806	427	78		7,311

Net underwriting income (loss)	$846	$(5,158)	$(4,939)		(9,251)	$(1,534)	$(11,871)	$6,275		(7,130)

Net investment income and other revenue				$3,985	3,985				$10,792	10,792

Income (loss) before federal Income taxes					$(5,266)					$3,662

Net cash used in operating activities					$6,121					$(7,850)

Loss ratio	76.0%					82.3%
Expense ratio	21.2%					22.8%

Combined ratio (GAAP)	97.2%					105.1%

1)	Net written premium is a non-GAAP financial measure which represents the premiums charged on policies issued during a fiscal period less any reinsurance. Net written premium is a statutory measure of production levels. Net earned premium, a comparable GAAP measure, represents the portion of premiums written that is recognized as income in the financial statements for the periods presented and earned on a pro-rata basis over the term of the policies. A reconciliation of net written premium to net earned premium is provided herein.
2)	Core Direct Healthcare Liability Business represents California and Delaware excluding discontinued dental and hospital programs.
3)	Non-Core Direct Healthcare Liability Business represents other state business and dental and hospital programs in California.
4)	Ratios are not shown for the Non-Core Healthcare Liability and Assumed Reinsurance columns, because their run-off status produces ratios which are not meaningful.
5)	The expense component for the Assumed Reinsurance segment includes the effect of the retrospective accounting treatment required by Financial Accounting Standards Board No. 113, more fully described in SCPIE’s 2003 Annual Filing in Form 10K, page 42.
6)	Ratios are not shown for the Total column, because inclusion of the discontinued Non-Core Healthcare Liability and Assumed Reinsurance results produce ratios which are not meaningful.

SCPIE Holdings Inc. and Subsidiaries

Supplemental Financial Data

(Dollars in Thousands)

	December 31, 2004
Fixed-maturity portfolio
U.S. government & agencies	$146,945	32.3%
Mortgage & asset-backed	88,474	19.5%
Corporate	219,398	48.2%

Total	$454,817	100.0%

Average quality		AA
Effective duration		3.6
Yield to maturity		3.9%
Weighted average combined maturity		4.8

	Twelve Months Ended		Quarter Ended
	12/31/2004	12/31/2003	12/31/2004	12/31/2003
Total premiums
Net written premium	$129,210	$147,039	$26,953	$27,279
Change in unearned premium	6,896	16,848	5,453	7,006

Net earned premium	$136,106	$163,887	$32,406	$34,285